UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 29, 2003

CWABS, Inc. (as company under a Pooling and Servicing Agreement, dated as of December 1, 2003, providing for, inter alia, the issuance of Asset-Backed Certificates, Series 2003-BC6)

                                   CWABS, Inc.
             (Exact name of registrant as specified in its charter)

           DELAWARE                   333-109272                95-4596514
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
      of Incorporation)               File Number)          Identification No.)

                 4500 Park Granada
                Calabasas, California                               91302
    (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code, is (818) 225-3237

Item 5. Other Events.

Description of the Mortgage Pool*

      CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of December 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee, providing for the issuance of the Company's Asset-Backed Certificates, Series 2003-BC6.

----------

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated October 28, 2003 and the Prospectus Supplement dated December 19, 2003 of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2003-BC6. Mortgage Loan Statistics

      For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Mortgage Loans as of the Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

                  Mortgage Loan Programs for the Mortgage Loans
                                 in Loan Group 1

                                                                                                  Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Loan Programs                                                   Loans         Outstanding        Outstanding
-----------------------------------------------------         --------        -----------        -----------
2-Year/13-Year LIBOR ................................               2        $     267,729            0.08%
2-Year/18-Year LIBOR ................................               1               34,898            0.01
2-Year/28-Year LIBOR ................................           1,226          183,786,712           58.16
3-Year/12-Year LIBOR ................................               1              104,678            0.03
3-Year/27-Year LIBOR ................................             258           39,854,405           12.61
5-Year/25-Year LIBOR ................................               3              684,788            0.22
Fixed 10-Year .......................................               7              471,217            0.15
Fixed 15-Year .......................................              71            7,530,274            2.38
Fixed 20-Year .......................................              22            2,284,919            0.72
Fixed 25-Year .......................................               4              615,305            0.19
Fixed 30-Year .......................................             545           79,090,683           25.03
Fixed 30-Year/15-Year Balloon .......................              11            1,272,796            0.40
                                                                -----        -------------          ------
           Total ....................................           2,151        $ 315,998,404          100.00%
                                                                =====        =============          ======

                      Mortgage Loan Principal Balances for
                       the Mortgage Loans in Loan Group 1*

                                                                                                  Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Range of Mortgage Loan Principal Balances                       Loans         Outstanding        Outstanding
-----------------------------------------------------         --------       -------------       -----------
$0.01 to $25,000 ....................................               1        $      22,488            0.01%
$25,000.01 to $50,000 ...............................              68            2,817,822            0.89
$50,000.01 to $75,000 ...............................             230           14,697,810            4.65
$75,000.01 to $100,000 ..............................             322           28,271,950            8.95
$100,000.01 to $150,000 .............................             630           78,257,013           24.77
$150,000.01 to $200,000 .............................             436           75,959,311           24.04
$200,000.01 to $250,000 .............................             263           58,867,533           18.63
$250,000.01 to $300,000 .............................             154           41,953,156           13.28
$300,000.01 to $350,000 .............................              43           13,440,747            4.25
$350,000.01 to $400,000 .............................               2              753,892            0.24
$450,000.01 to $500,000 .............................               2              956,682            0.30
                                                                -----        -------------          ------
           Total ....................................           2,151        $ 315,998,404          100.00%
                                                                =====        =============          ======

----------

* The average Principal Balance of the Mortgage Loans in Loan Group 1 as of the Cut-off Date was approximately $146,908.

                      Mortgage Rates for the Mortgage Loans
                                in Loan Group 1*

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Range of Mortgage Rates (%)                                     Loans         Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
 4.001 -  4.500 ...................................                 1        $     103,587            0.03%
 4.501 -  5.000 ...................................                11            1,933,199            0.61
 5.001 -  5.500 ...................................                92           15,895,352            5.03
 5.501 -  6.000 ...................................               221           37,674,322           11.92
 6.001 -  6.500 ...................................               251           39,695,764           12.56
 6.501 -  7.000 ...................................               438           68,246,507           21.60
 7.001 -  7.500 ...................................               282           40,921,961           12.95
 7.501 -  8.000 ...................................               328           45,380,078           14.36
 8.001 -  8.500 ...................................               194           25,740,361            8.15
 8.501 -  9.000 ...................................               185           24,895,450            7.88
 9.001 -  9.500 ...................................                82            8,346,026            2.64
 9.501 - 10.000 ...................................                44            5,045,029            1.60
10.001 - 10.500 ...................................                12            1,272,511            0.40
10.501 - 11.000 ...................................                 7              584,769            0.19
11.001 - 11.500 ...................................                 1               89,545            0.03
11.501 - 12.000 ...................................                 2              173,941            0.06
                                                                -----        -------------          ------
    Total .........................................             2,151        $ 315,998,404          100.00%
                                                                =====        =============          ======

----------

* The weighted average Mortgage Rate of the Mortgage Loans in Loan Group 1 as of the Cut-off Date was approximately 7.18% per annum.

            Remaining Terms to Stated Maturity for the Mortgage Loans
                                in Loan Group 1*

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Remaining Term (months)                                         Loans         Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
  1 - 120 .........................................                 7        $     471,217            0.15%
121 - 180 .........................................                85            9,175,477            2.90
181 - 300 .........................................                27            2,935,122            0.93
301 - 360 .........................................             2,032          303,416,588           96.02
                                                                -----        -------------          ------
    Total .........................................             2,151        $ 315,998,404          100.00%
                                                                =====        =============          ======

----------

* The weighted average remaining term to maturity of the Mortgage Loans in Loan Group 1 as of the Cut-off Date was approximately 349 months.

                   Loan-to-Value Ratios for the Mortgage Loans
                                in Loan Group 1*

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Range of Loan-to-Value Ratios (%)                               Loans         Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
Up to 50.00 .......................................                68        $   7,858,429            2.49%
50.01 - 55.00 .....................................                28            3,514,223            1.11
55.01 - 60.00 .....................................                54            7,346,873            2.32
60.01 - 65.00 .....................................                86           12,497,645            3.95
65.01 - 70.00 .....................................               132           18,968,408            6.00
70.01 - 75.00 .....................................               218           31,612,621           10.00
75.01 - 80.00 .....................................               706          105,657,551           33.44
80.01 - 85.00 .....................................               348           51,651,450           16.35
85.01 - 90.00 .....................................               416           63,286,798           20.03
90.01 - 95.00 .....................................                82           11,362,559            3.60
95.01 - 100.00 ....................................                13            2,241,847            0.71
                                                                -----        -------------          ------
        Total .....................................             2,151        $ 315,998,404          100.00%
                                                                =====        =============          ======

----------

* The weighted average Loan-to-Value Ratio of the Mortgage Loans in Loan Group 1 as of the Cut-off Date was approximately 79.43%.

               State Distribution of the Mortgaged Properties for
                         Mortgage Loans in Loan Group 1

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
                      State                                    Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
Alabama ...........................................                 7        $     602,117            0.19%
Arizona ...........................................                51            5,474,132            1.73
Arkansas ..........................................                 9            1,010,815            0.32
California ........................................               633          122,591,886           38.80
Colorado ..........................................                52            8,452,824            2.67
Connecticut .......................................                20            3,063,805            0.97
Delaware ..........................................                 4              453,322            0.14
Florida ...........................................               213           25,800,860            8.16
Georgia ...........................................                26            2,950,411            0.93
Idaho .............................................                 5              594,265            0.19
Illinois ..........................................                99           15,539,101            4.92
Indiana ...........................................                57            5,028,789            1.59
Iowa ..............................................                 4              313,730            0.10
Kansas ............................................                22            2,593,927            0.82
Kentucky ..........................................                24            2,787,012            0.88
Louisiana .........................................                12            1,382,940            0.44
Maine .............................................                 4              401,848            0.13
Maryland ..........................................                24            3,947,314            1.25
Massachusetts .....................................                29            5,305,058            1.68
Michigan ..........................................                75            9,325,161            2.95
Minnesota .........................................                36            5,002,156            1.58
Mississippi .......................................                 6              800,204            0.25
Missouri ..........................................                56            6,136,802            1.94
Montana ...........................................                 1              116,099            0.04
Nebraska ..........................................                 7            1,043,848            0.33
Nevada ............................................                21            3,320,686            1.05
New Hampshire .....................................                 6            1,032,495            0.33
New Jersey ........................................                42            6,892,478            2.18
New Mexico ........................................                 9            1,235,347            0.39
New York ..........................................                44            8,349,575            2.64
North Carolina ....................................                49            5,163,354            1.63
North Dakota ......................................                 1               83,702            0.03
Ohio ..............................................                99           10,408,081            3.29
Oklahoma ..........................................                11            1,086,244            0.34
Oregon ............................................                24            2,835,756            0.90
Pennsylvania ......................................                59            7,454,337            2.36
Rhode Island ......................................                10            1,752,821            0.55
South Carolina ....................................                24            2,650,457            0.84
Tennessee .........................................                36            3,317,008            1.05
Texas .............................................               118           12,405,177            3.93
Utah ..............................................                10            1,051,474            0.33
Virginia ..........................................                56            8,024,270            2.54
Washington ........................................                24            3,946,929            1.25
West Virginia .....................................                 1               53,422            0.02
Wisconsin .........................................                31            4,216,365            1.33
                                                                -----        -------------          ------
           Total ..................................             2,151        $ 315,998,404          100.00%
                                                                =====        =============          ======

               Credit Bureau Risk Scores(1) for the Mortgage Loans
                                in Loan Group 1*

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Credit Bureau Risk Scores                                      Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
801 - 820 .........................................                 3        $     407,605            0.13%
781 - 800 .........................................                15            2,222,254            0.70
761 - 780 .........................................                28            4,161,060            1.32
741 - 760 .........................................                41            7,012,166            2.22
721 - 740 .........................................                56            8,364,894            2.65
701 - 720 .........................................                69           10,538,123            3.33
681 - 700 .........................................                97           14,774,914            4.68
661 - 680 .........................................               179           27,867,273            8.82
641 - 660 .........................................               262           39,370,506           12.46
621 - 640 .........................................               265           37,338,140           11.82
601 - 620 .........................................               266           40,398,889           12.78
581 - 600 .........................................               279           39,352,184           12.45
561 - 580 .........................................               264           36,912,253           11.68
541 - 560 .........................................               178           25,080,903            7.94
521 - 540 .........................................                91           13,409,490            4.24
501 - 520 .........................................                57            8,679,296            2.75
500 or less .......................................                 1              108,453            0.03
                                                                -----        -------------          ------
        Total .....................................             2,151        $ 315,998,404          100.00%
                                                                =====        =============          ======

(1) The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Mortgage Loans in Loan Group 1 were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

* The weighted average Credit Bureau Risk Score of the Mortgage Loans in Loan Group 1 was approximately 622.

      Gross Margins for the Adjustable Rate Mortgage Loans in Loan Group 1*

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Range of Gross Margins (%)                                     Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
 3.001 -  4.000 ...................................                15        $   3,774,049            1.68%
 4.001 -  5.000 ...................................                89           15,950,228            7.10
 5.001 -  6.000 ...................................               469           77,975,441           34.70
 6.001 -  7.000 ...................................               598           85,884,272           38.22
 7.001 -  8.000 ...................................               222           28,511,669           12.69
 8.001 -  9.000 ...................................                72            9,793,071            4.36
 9.001 - 10.000 ...................................                22            2,499,101            1.11
10.001 - 11.000 ...................................                 3              255,835            0.11
11.001 - 12.000 ...................................                 1               89,545            0.04
                                                                -----        -------------          ------
       Total ......................................             1,491        $ 224,733,210          100.00%
                                                                =====        =============          ======

----------

* The weighted average Gross Margin for the Adjustable Rate Mortgage Loans in Loan Group 1 as of the Cut-off Date was approximately 6.30%.

           Next Adjustment Date for the Adjustable Rate Mortgage Loans
                                in Loan Group 1*

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Next Adjustment Date                                           Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
August 2004 .......................................                 3        $     444,524            0.20%
September 2004 ....................................                 5              509,425            0.23
October 2004 ......................................                 5              515,090            0.23
December 2004 .....................................                 2              279,666            0.12
February 2005 .....................................                 2              235,859            0.10
March 2005 ........................................                 3              528,995            0.24
April 2005 ........................................                 7              896,038            0.40
May 2005 ..........................................                68            8,840,224            3.93
June 2005 .........................................               396           56,730,176           25.24
July 2005 .........................................               178           23,934,664           10.65
August 2005 .......................................               357           57,014,036           25.37
September 2005 ....................................               203           34,011,628           15.13
October 2005 ......................................                 2              374,830            0.17
November 2005 .....................................                 1              271,887            0.12
January 2006 ......................................                 1              142,920            0.06
February 2006 .....................................                 2              196,585            0.09
March 2006 ........................................                 2              370,756            0.16
April 2006 ........................................                17            2,957,911            1.32
May 2006 ..........................................                18            2,783,870            1.24
June 2006 .........................................               121           17,807,094            7.92
July 2006 .........................................                22            2,686,065            1.20
August 2006 .......................................                55            9,277,928            4.13
September 2006 ....................................                18            3,238,251            1.44
July 2008 .........................................                 1              298,753            0.13
August 2008 .......................................                 1               75,742            0.03
September 2008 ....................................                 1              310,293            0.14
                                                                -----        -------------          ------
           Total ..................................             1,491        $ 224,733,210          100.00%
                                                                =====        =============          ======

----------

* The weighted average next adjustment date for the Adjustable Rate Mortgage Loans in Loan Group 1 is October 2005.

          Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans
                                in Loan Group 1*

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Range of Maximum Mortgage Rates (%)                            Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
 9.001 - 10.000 ...................................                 1        $     149,587            0.07%
10.001 - 10.500 ...................................                 2              209,410            0.09
10.501 - 11.000 ...................................                11            1,773,125            0.79
11.001 - 11.500 ...................................                46            7,702,448            3.43
11.501 - 12.000 ...................................               135           22,546,713           10.03
12.001 - 12.500 ...................................               156           23,482,133           10.45
12.501 - 13.000 ...................................               245           37,444,704           16.66
13.001 - 13.500 ...................................               161           23,552,745           10.48
13.501 - 14.000 ...................................               221           33,895,697           15.08
14.001 - 14.500 ...................................               141           20,499,016            9.12
14.501 - 15.000 ...................................               153           23,620,992           10.51
15.001 - 15.500 ...................................                82           11,631,181            5.18
15.501 - 16.000 ...................................                82           11,809,044            5.25
16.001 - 16.500 ...................................                28            3,175,332            1.41
16.501 - 17.000 ...................................                17            2,183,191            0.97
17.000 - 17.500 ...................................                 3              416,436            0.19
17.501 - 18.000 ...................................                 6              541,633            0.24
18.500 - 19.000 ...................................                 1               99,824            0.04
                                                                -----        -------------          ------
      Total .......................................             1,491        $ 224,733,210          100.00%
                                                                =====        =============          ======

----------

* The weighted average Maximum Rate for the Adjustable Rate Mortgage Loans in Loan Group 1 as of the Cut-off Date was approximately 13.55%.

        Initial Periodic Rate Cap for the Adjustable Rate Mortgage Loans
                                in Loan Group 1*

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Initial Periodic Rate Cap (%)                                  Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
1.000 .............................................                17        $   2,937,600            1.31%
1.500 .............................................               405           68,390,607           30.43
2.000 .............................................                 9            1,426,730            0.63
3.000 .............................................             1,060          151,978,273           67.63
                                                                -----        -------------          ------
      Total .......................................             1,491        $ 224,733,210          100.00%
                                                                =====        =============          ======

----------

* The weighted average Initial Periodic Rate Cap for the Adjustable Rate Mortgage Loans in Loan Group 1 as of the Cut-off Date was approximately 2.51%.

       Subsequent Periodic Rate Cap for the Adjustable Rate Mortgage Loans
                                in Loan Group 1*

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Subsequent Periodic Rate Cap (%)                               Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
1.000 .............................................             1,054        $ 151,415,812           67.38%
1.500 .............................................               437           73,317,397           32.62
                                                                -----        -------------          ------
      Total .......................................             1,491        $ 224,733,210          100.00%
                                                                =====        =============          ======

----------
* The weighted average Subsequent Periodic Rate Cap for the Adjustable Rate Mortgage Loans in Loan Group 1 as of the Cut-off Date was approximately 1.16%.

          Minimum Mortgage Rates for the Adjustable Rate Mortgage Loans
                                in Loan Group 1*

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Range of Minimum Mortgage Rates (%)                            Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
 5.000 or Less ....................................                46        $   8,310,717            3.70%
 5.001 -  6.000 ...................................               202           34,579,100           15.39
 6.001 -  7.000 ...................................               483           74,383,422           33.10
 7.001 -  8.000 ...................................               417           61,298,719           27.28
 8.001 -  9.000 ...................................               242           35,125,495           15.63
 9.001 - 10.000 ...................................                87            9,732,605            4.33
10.001 - 11.000 ...................................                11            1,039,666            0.46
11.001 - 12.000 ...................................                 3              263,486            0.12
                                                                -----        -------------          ------
      Total .......................................             1,491        $ 224,733,210          100.00%
                                                                =====        =============          ======

----------

* The weighted average Minimum Mortgage Rate for the Adjustable Rate Mortgage Loans in Loan Group 1 as of the Cut-off Date was approximately 7.14%.

              Types of Mortgaged Properties for the Mortgage Loans
                                 in Loan Group 1

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Property Type                                                  Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
Single-Family Detached ............................             1,745        $ 250,823,968           79.38%
Planned Unit Development ..........................               151           24,735,463            7.83
Condominium .......................................               111           15,903,344            5.03
Two-Family Residence ..............................                77           13,247,288            4.19
Three-Family Residence ............................                18            3,659,125            1.16
Four-Family Residence .............................                16            3,282,021            1.04
Single-Family Residence ...........................                18            2,394,061            0.76
Manufactured Housing ..............................                 7              705,520            0.22
High Rise Condominium .............................                 3              630,183            0.20
PUD Attached ......................................                 3              356,209            0.11
Townhouse .........................................                 2              261,220            0.08
                                                                -----        -------------          ------
           Total ..................................             2,151        $ 315,998,404          100.00%
                                                                =====        =============          ======

                     Occupancy Types for the Mortgage Loans
                               in Loan Group 1(1)

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Occupancy                                                      Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
Owner Occupied ....................................             1,996        $ 296,873,621           93.95%
Non-Owner Occupied ................................               147           17,905,316            5.67
Second Home .......................................                 8            1,219,467            0.39
                                                                -----        -------------          ------
           Total ..................................             2,151        $ 315,998,404          100.00%
                                                                =====        =============          ======

----------

(1) Based on representations by the Mortgagors at the time of origination of the Mortgage Loans in Loan Group 1.

                      Loan Purposes for the Mortgage Loans
                                 in Loan Group 1

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Loan Purpose                                                   Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
Refinance - Cash Out ..............................             1,384        $ 205,641,068           65.08%
Purchase ..........................................               532           77,299,066           24.46
Refinance - Rate/Term .............................               235           33,058,271           10.46
                                                                -----        -------------          ------
           Total ..................................             2,151        $ 315,998,404          100.00%
                                                                =====        =============          ======

                 Credit Grade Categories for the Mortgage Loans
                               in Loan Group 1(1)

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Credit Grade Category                                          Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
A .................................................             1,297        $ 194,440,159           61.53%
A- ................................................               426           60,974,119           19.30
B .................................................               254           37,721,577           11.94
C .................................................               144           18,487,118            5.85
C- ................................................                27            4,069,912            1.29
D .................................................                 3              305,519            0.10
                                                                -----        -------------          ------
           Total ..................................             2,151        $ 315,998,404          100.00%
                                                                =====        =============          ======

----------

(1) Although the Mortgage Loans in Loan Group 1 were originated by various originators under differing underwriting guidelines, the Mortgage Loans in Loan Group 1 loosely correspond to the Countrywide Home Loans credit grades shown in this table. See "--Underwriting Standards" in the Prospectus Supplement dated December 19, 2003 of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2003-BC6.

                  Mortgage Loan Programs for the Mortgage Loans
                                 in Loan Group 2

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Loan Programs                                                  Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
6 month LIBOR .....................................                 2        $     514,224            0.60%
2-Year/28-Year LIBOR ..............................               137           46,535,400           54.75
3-Year/27-Year LIBOR ..............................                27            8,720,550           10.26
Fixed 15-Year .....................................                 3              425,535            0.50
Fixed 20-Year .....................................                 2              301,414            0.35
Fixed 25-Year .....................................                 1               98,751            0.12
Fixed 30-Year .....................................               106           27,863,962           32.78
Fixed 30-Year/15-Year Balloon .....................                 5              541,579            0.64
                                                                  ---        -------------          ------
           Total ..................................               283        $  85,001,415          100.00%
                                                                  ===        =============          ======

                      Mortgage Loan Principal Balances for
                       the Mortgage Loans in Loan Group 2*

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Range of Mortgage Loan Principal Balances                      Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
$25,000.01 to $50,000 .............................                 6        $     258,270            0.30%
$50,000.01 to $75,000 .............................                14              934,428            1.10
$75,000.01 to $100,000 ............................                16            1,350,698            1.59
$100,000.01 to $150,000 ...........................                23            2,820,232            3.32
$150,000.01 to $200,000 ...........................                21            3,706,938            4.36
$200,000.01 to $250,000 ...........................                 5            1,166,961            1.37
$250,000.01 to $300,000 ...........................                17            4,585,416            5.39
$300,000.01 to $350,000 ...........................                51           16,946,206           19.94
$350,000.01 to $400,000 ...........................                72           26,692,767           31.40
$400,000.01 to $450,000 ...........................                35           14,924,192           17.56
$450,000.01 to $500,000 ...........................                18            8,652,651           10.18
$550,000.01 to $600,000 ...........................                 4            2,315,932            2.72
$600,000.01 to $650,000 ...........................                 1              646,725            0.76
                                                                  ---        -------------          ------
           Total ..................................               283        $  85,001,415          100.00%
                                                                  ===        =============          ======

----------

* The average Principal Balance of the Mortgage Loans in Loan Group 2 as of the Cut-off Date was approximately $300,358.

                      Mortgage Rates for the Mortgage Loans
                                in Loan Group 2*

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Range of Mortgage Rates (%)                                    Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
 4.501 -  5.000 ...................................                 2        $     547,659            0.64%
 5.001 -  5.500 ...................................                21            7,814,410            9.19
 5.501 -  6.000 ...................................                35           12,712,924           14.96
 6.001 -  6.500 ...................................                50           16,345,281           19.23
 6.501 -  7.000 ...................................                56           16,410,947           19.31
 7.001 -  7.500 ...................................                36           11,296,446           13.29
 7.501 -  8.000 ...................................                34           10,321,959           12.14
 8.001 -  8.500 ...................................                20            4,445,841            5.23
 8.501 -  9.000 ...................................                21            4,531,564            5.33
 9.001 -  9.500 ...................................                 2              129,638            0.15
 9.501 - 10.000 ...................................                 5              328,014            0.39
10.001 - 10.500 ...................................                 1              116,733            0.14
                                                                  ---        -------------          ------
         Total ....................................               283        $  85,001,415          100.00%
                                                                  ===        =============          ======

----------

* The weighted average Mortgage Rate of the Mortgage Loans in Loan Group 2 as of the Cut-off Date was approximately 6.84% per annum.

            Remaining Terms to Stated Maturity for the Mortgage Loans
                                in Loan Group 2*

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Remaining Term (months)                                        Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
121 - 180 .........................................                 8        $     967,114            1.14%
181 - 300 .........................................                 3              400,165            0.47
301 - 360 .........................................               272           83,634,136           98.39
                                                                  ---        -------------          ------
           Total ..................................               283        $  85,001,415          100.00%
                                                                  ===        =============          ======

----------

* The weighted average remaining term to maturity of the Mortgage Loans in Loan Group 2 as of the Cut-off Date was approximately 353 months.

                   Loan-to-Value Ratios for the Mortgage Loans
                                in Loan Group 2*

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Range of Loan-to-Value Ratios (%)                              Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
Up to 50.00 .......................................                 7        $   1,640,987            1.93%
50.01 - 55.00 .....................................                 3              820,510            0.97
55.01 - 60.00 .....................................                 5            1,757,727            2.07
60.01 - 65.00 .....................................                 9            2,742,228            3.23
65.01 - 70.00 .....................................                15            4,674,132            5.50
70.01 - 75.00 .....................................                29            9,339,184           10.99
75.01 - 80.00 .....................................                91           28,699,183           33.76
80.01 - 85.00 .....................................                49           14,605,205           17.18
85.01 - 90.00 .....................................                60           16,933,749           19.92
90.01 - 95.00 .....................................                10            2,698,982            3.18
95.01 - 100.00 ....................................                 5            1,089,528            1.28
                                                                  ---        -------------          ------
           Total ..................................               283        $  85,001,415          100.00%
                                                                  ===        =============          ======

----------

* The weighted average Loan-to-Value Ratio of the Mortgage Loans in Loan Group 2 as of the Cut-off Date was approximately 80.02%.

               State Distribution of the Mortgaged Properties for
                         Mortgage Loans in Loan Group 2

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
                     State                                     Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
Arizona ...........................................                 1        $     427,186            0.50%
California ........................................               178           60,754,570           71.47
Colorado ..........................................                 2              620,881            0.73
Connecticut .......................................                 1              116,733            0.14
Florida ...........................................                12            2,557,862            3.01
Georgia ...........................................                 2              284,392            0.33
Illinois ..........................................                 5            1,561,235            1.84
Indiana ...........................................                 9            1,389,644            1.63
Kentucky ..........................................                 2              433,595            0.51
Louisiana .........................................                 3              185,777            0.22
Maryland ..........................................                 1              366,336            0.43
Massachusetts .....................................                 4            1,442,084            1.70
Michigan ..........................................                 3              870,205            1.02
Minnesota .........................................                 1              272,704            0.32
Missouri ..........................................                 1               89,689            0.11
Nevada ............................................                 5            1,383,589            1.63
New Jersey ........................................                 3            1,151,975            1.36
New York ..........................................                 6            2,575,387            3.03
North Carolina ....................................                 2              523,726            0.62
Ohio ..............................................                 7              823,281            0.97
Oklahoma ..........................................                 1               64,226            0.08
Pennsylvania ......................................                10            1,260,902            1.48
Tennessee .........................................                 7              918,259            1.08
Texas .............................................                 5            1,740,241            2.05
Utah ..............................................                 1              321,585            0.38
Virginia ..........................................                11            2,865,353            3.37
                                                                  ---        -------------          ------
           Total ..................................               283        $  85,001,415          100.00%
                                                                  ===        =============          ======

               Credit Bureau Risk Scores(1) for the Mortgage Loans
                                in Loan Group 2*

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Credit Bureau Risk Scores                                      Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
781 - 800 .........................................                 4        $     957,848            1.13%
761 - 780 .........................................                 2              790,756            0.93
741 - 760 .........................................                 8            2,173,668            2.56
721 - 740 .........................................                10            3,788,608            4.46
701 - 720 .........................................                21            7,075,186            8.32
681 - 700 .........................................                15            4,551,124            5.35
661 - 680 .........................................                39           12,935,676           15.22
641 - 660 .........................................                40           12,005,040           14.12
621 - 640 .........................................                41           11,963,621           14.07
601 - 620 .........................................                26            7,773,246            9.14
581 - 600 .........................................                26            7,634,196            8.98
561 - 580 .........................................                25            5,485,466            6.45
541 - 560 .........................................                16            4,567,218            5.37
521 - 540 .........................................                 8            2,577,447            3.03
501 - 520 .........................................                 2              722,314            0.85
                                                                  ---        -------------          ------
           Total ..................................               283        $  85,001,415          100.00%
                                                                  ===        =============          ======

----------

(1) The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Mortgage Loans in Loan Group 2 were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

* The weighted average Credit Bureau Risk Score of the Mortgage Loans in Loan Group 2 was approximately 642.

      Gross Margins for the Adjustable Rate Mortgage Loans in Loan Group 2*

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Range of Gross Margins (%)                                     Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
3.001 -  4.000 ....................................                 4        $   1,562,030            2.80%
4.001 -  5.000 ....................................                20            7,943,101           14.24
5.001 -  6.000 ....................................                71           25,498,316           45.72
6.001 -  7.000 ....................................                42           14,590,883           26.16
7.001 -  8.000 ....................................                18            4,795,862            8.60
8.001 -  9.000 ....................................                10            1,318,219            2.36
9.001 - 10.000 ....................................                 1               61,763            0.11
                                                                  ---        -------------          ------
          Total ...................................               166        $  55,770,173          100.00%
                                                                  ===        =============          ======

----------

* The weighted average Gross Margin for the Adjustable Rate Mortgage Loans in Loan Group 2 as of the Cut-off Date was approximately 5.93%.

           Next Adjustment Date for the Adjustable Rate Mortgage Loans
                                in Loan Group 2*

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Next Adjustment Date                                           Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
December 2003 .....................................                 1        $     437,784            0.78%
January 2004 ......................................                 1               76,440            0.14
March 2005 ........................................                 1              354,036            0.63
April 2005 ........................................                 2              720,906            1.29
May 2005 ..........................................                 2              888,426            1.59
June 2005 .........................................                37           14,509,336           26.02
July 2005 .........................................                34            8,220,001           14.74
August 2005 .......................................                38           13,052,483           23.40
September 2005 ....................................                23            8,790,212           15.76
February 2006 .....................................                 1              326,445            0.59
March 2006 ........................................                 1              300,053            0.54
April 2006 ........................................                 2              735,750            1.32
May 2006 ..........................................                 4            1,020,798            1.83
June 2006 .........................................                11            3,742,056            6.71
July 2006 .........................................                 2              396,182            0.71
August 2006 .......................................                 6            2,199,265            3.94
                                                                  ---        -------------          ------
           Total ..................................               166        $  55,770,173          100.00%
                                                                  ===        =============          ======

----------

* The weighted average next adjustment date for the Adjustable Rate Mortgage Loans in Loan Group 2 is September 2005.

          Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans
                                in Loan Group 2*

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Range of Maximum Mortgage Rates (%)                            Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
 8.001 -  9.000 ...................................                 1        $     389,400            0.70%
10.501 - 11.000 ...................................                 2              783,324            1.40
11.001 - 11.500 ...................................                 5            1,604,552            2.88
11.501 - 12.000 ...................................                17            6,879,237           12.33
12.001 - 12.500 ...................................                26            8,289,271           14.86
12.501 - 13.000 ...................................                22            7,438,412           13.34
13.001 - 13.500 ...................................                26            9,121,924           16.36
13.501 - 14.000 ...................................                18            6,423,518           11.52
14.001 - 14.500 ...................................                12            3,678,871            6.60
14.501 - 15.000 ...................................                19            6,545,236           11.74
15.001 - 15.500 ...................................                10            2,636,295            4.73
15.501 - 16.000 ...................................                 8            1,980,132            3.55
                                                                  ---        -------------          ------
         Total ....................................               166        $  55,770,173          100.00%
                                                                  ===        =============          ======

----------

* The weighted average Maximum Rate for the Adjustable Rate Mortgage Loans in Loan Group 2 as of the Cut-off Date was approximately 13.30%.

        Initial Periodic Rate Cap for the Adjustable Rate Mortgage Loans
                                in Loan Group 2*

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Initial Periodic Rate Cap (%)                                  Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
1.000 .............................................                6         $   1,952,045            3.50%
1.500 .............................................               55            19,308,125           34.62
2.000 .............................................                5             2,171,435            3.89
3.000 .............................................              100            32,338,569           57.99
                                                                 ---         -------------          ------
      Total .......................................              166         $  55,770,173          100.00%
                                                                 ===         =============          ======

----------

* The weighted average Initial Periodic Rate Cap for the Adjustable Rate Mortgage Loans in Loan Group 2 as of the Cut-off Date was approximately 2.37%.

       Subsequent Periodic Rate Cap for the Adjustable Rate Mortgage Loans
                                in Loan Group 2*

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Subsequent Periodic Rate Cap (%)                               Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
1.000 .............................................              109         $  35,711,636           64.03%
1.500 .............................................               57            20,058,537           35.97
                                                                 ---         -------------          ------
      Total .......................................              166         $  55,770,173          100.00%
                                                                 ===         =============          ======

----------

* The weighted average Subsequent Periodic Rate Cap for the Adjustable Rate Mortgage Loans in Loan Group 2 as of the Cut-off Date was approximately 1.18%.

          Minimum Mortgage Rates for the Adjustable Rate Mortgage Loans
                                in Loan Group 2*

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Range of Minimum Mortgage Rates (%)                            Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
5.000 or Less .....................................                9         $   3,559,247            6.38%
5.001 - 6.000 .....................................               28            10,515,723           18.86
6.001 - 7.000 .....................................               58            20,172,288           36.17
7.001 - 8.000 .....................................               44            15,024,056           26.94
8.001 - 9.000 .....................................               25             6,372,871           11.43
9.001 - 10.000 ....................................                2               125,988            0.23
                                                               -----         -------------          ------
      Total .......................................              166         $  55,770,173          100.00%
                                                               =====         =============          ======

----------

* The weighted average Minimum Mortgage Rate for the Adjustable Rate Mortgage Loans in Loan Group 2 as of the Cut-off Date was approximately 6.81%.

              Types of Mortgaged Properties for the Mortgage Loans
                                 in Loan Group 2

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Property Type                                                  Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
Single-Family Detached ............................              244         $  72,403,894           85.18%
Planned Unit Development ..........................               22             7,155,348            8.42
Condominium .......................................                8             2,475,488            2.91
Two-Family Residence ..............................                5             1,563,410            1.84
High Rise Condominium .............................                1               481,125            0.57
Single-Family Attached ............................                1               474,537            0.56
PUD Attached ......................................                1               357,924            0.42
Manufactured Housing ..............................                1                89,689            0.11
                                                                 ---         -------------          ------
           Total ..................................              283         $  85,001,415          100.00%
                                                                 ===         =============          ======

                     Occupancy Types for the Mortgage Loans
                               in Loan Group 2(1)

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Occupancy                                                      Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
Owner Occupied ....................................              267         $  82,453,930           97.00%
Non-Owner Occupied ................................               15             2,485,722            2.92
Second Home .......................................                1                61,763            0.07
                                                                 ---         -------------          ------
           Total ..................................              283         $  85,001,415          100.00%
                                                                 ===         =============          ======

----------

(1) Based on representations by the Mortgagors at the time of origination of the Mortgage Loans in Loan Group 2.

                      Loan Purposes for the Mortgage Loans
                                 in Loan Group 2

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Loan Purpose                                                   Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
Refinance - Cash Out ..............................              177         $  52,087,017           61.28%
Purchase ..........................................               77            24,771,086           29.14
Refinance - Rate/Term .............................               29             8,143,312            9.58
                                                                 ---         -------------          ------
           Total ..................................              283         $  85,001,415          100.00%
                                                                 ===         =============          ======


                 Credit Grade Categories for the Mortgage Loans
                               in Loan Group 2(1)

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Credit Grade Category                                          Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
A .................................................              188         $  61,197,859           72.00%
A- ................................................               48            13,724,659           16.15
B .................................................               32             6,335,397            7.45
C .................................................               12             2,822,399            3.32
C- ................................................                3               921,101            1.08
                                                                 ---         -------------          ------
           Total ..................................              283         $  85,001,415          100.00%
                                                                 ===         =============          ======

(1) Although the Mortgage Loans in Loan Group 2 were originated by various originators under differing underwriting guidelines, the Mortgage Loans in Loan Group 2 loosely correspond to the Countrywide Home Loans credit grades shown in this table. See "--Underwriting Standards" in the Prospectus Supplement dated December 19, 2003 of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2003.

                  Mortgage Loan Programs for the Mortgage Loans
                              in the Mortgage Pool

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Loan Programs                                                  Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
6 month LIBOR .....................................                2         $     514,224            0.13%
2-Year/13-Year LIBOR ..............................                2               267,729            0.07
2-Year/18-Year LIBOR ..............................                1                34,898            0.01
2-Year/28-Year LIBOR ..............................            1,363           230,322,111           57.44
3-Year/12-Year LIBOR ..............................                1               104,678            0.03
3-Year/27-Year LIBOR ..............................              285            48,574,955           12.11
5-Year/25-Year LIBOR ..............................                3               684,788            0.17
Fixed 10-Year .....................................                7               471,217            0.12
Fixed 15-Year .....................................               74             7,955,810            1.98
Fixed 20-Year .....................................               24             2,586,333            0.64
Fixed 25-Year .....................................                5               714,056            0.18
Fixed 30-Year .....................................              651           106,954,645           26.67
Fixed 30-Year/15-Year Balloon .....................               16             1,814,375            0.45
                                                               -----         -------------          ------
           Total ..................................            2,434         $ 400,999,819          100.00%
                                                               =====         =============          ======

                      Mortgage Loan Principal Balances for
                    the Mortgage Loans in the Mortgage Pool*

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Range of Mortgage Loan Principal Balances                      Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
$0.01 to $25,000 ..................................                1         $      22,488            0.01%
$25,000.01 to $50,000 .............................               74             3,076,092            0.77
$50,000.01 to $75,000 .............................              244            15,632,238            3.90
$75,000.01 to $100,000 ............................              338            29,622,648            7.39
$100,000.01 to $150,000 ...........................              653            81,077,244           20.22
$150,000.01 to $200,000 ...........................              457            79,666,248           19.87
$200,000.01 to $250,000 ...........................              268            60,034,494           14.97
$250,000.01 to $300,000 ...........................              171            46,538,572           11.61
$300,000.01 to $350,000 ...........................               94            30,386,953            7.58
$350,000.01 to $400,000 ...........................               74            27,446,659            6.84
$400,000.01 to $450,000 ...........................               35            14,924,192            3.72
$450,000.01 to $500,000 ...........................               20             9,609,333            2.40
$550,000.01 to $600,000 ...........................                4             2,315,932            0.58
$600,000.01 to $650,000 ...........................                1               646,725            0.16
                                                               -----         -------------          ------
           Total ..................................            2,434         $ 400,999,819          100.00%
                                                               =====         =============          ======

----------

* The average Principal Balance of the Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately $164,749.

                      Mortgage Rates for the Mortgage Loans
                              in the Mortgage Pool*

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Range of Mortgage Rates (%)                                    Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
 4.001 -  4.500 ...................................                1         $     103,587            0.03%
 4.501 -  5.000 ...................................               13             2,480,858            0.62
 5.001 -  5.500 ...................................              113            23,709,762            5.91
 5.501 -  6.000 ...................................              256            50,387,246           12.57
 6.001 -  6.500 ...................................              301            56,041,045           13.98
 6.501 -  7.000 ...................................              494            84,657,454           21.11
 7.001 -  7.500 ...................................              318            52,218,407           13.02
 7.501 -  8.000 ...................................              362            55,702,038           13.89
 8.001 -  8.500 ...................................              214            30,186,202            7.53
 8.501 -  9.000 ...................................              206            29,427,015            7.34
 9.001 -  9.500 ...................................               84             8,475,664            2.11
 9.501 - 10.000 ...................................               49             5,373,043            1.34
10.001 - 10.500 ...................................               13             1,389,244            0.35
10.501 - 11.000 ...................................                7               584,769            0.15
11.001 - 11.500 ...................................                1                89,545            0.02
11.501 - 12.000 ...................................                2               173,941            0.04
                                                               -----         -------------          ------
     Total ........................................            2,434         $ 400,999,819          100.00%
                                                               =====         =============          ======

----------

* The weighted average Mortgage Rate of the Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately 7.11% per annum.

            Remaining Terms to Stated Maturity for the Mortgage Loans
                              in the Mortgage Pool*

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Remaining Term (months)                                        Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
  1 - 120 .........................................                7         $     471,217            0.12%
121 - 180 .........................................               93            10,142,592            2.53
181 - 300 .........................................               30             3,335,287            0.83
301 - 360 .........................................            2,304           387,050,724           96.52
                                                               -----         -------------          ------
           Total ..................................            2,434         $ 400,999,819          100.00%
                                                               =====         =============          ======

------------

* The weighted average remaining term to maturity of the Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately 350 months.

                   Loan-to-Value Ratios for the Mortgage Loans
                              in the Mortgage Pool*

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Range of Loan-to-Value Ratios (%)                              Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
Up to 50.00 .......................................               75         $   9,499,416            2.37%
50.01 - 55.00 .....................................               31             4,334,733            1.08
55.01 - 60.00 .....................................               59             9,104,600            2.27
60.01 - 65.00 .....................................               95            15,239,874            3.80
65.01 - 70.00 .....................................              147            23,642,540            5.90
70.01 - 75.00 .....................................              247            40,951,805           10.21
75.01 - 80.00 .....................................              797           134,356,734           33.51
80.01 - 85.00 .....................................              397            66,256,655           16.52
85.01 - 90.00 .....................................              476            80,220,547           20.01
90.01 - 95.00 .....................................               92            14,061,541            3.51
95.01 - 100.00 ....................................               18             3,331,375            0.83
                                                               -----         -------------          ------
           Total ..................................            2,434         $ 400,999,819          100.00%
                                                               =====         =============          ======

----------

* The weighted average Loan-to-Value Ratio of the Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately 79.55%.

               State Distribution of the Mortgaged Properties for
                       Mortgage Loans in the Mortgage Pool

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
                       State                                   Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
Alabama ...........................................                7         $     602,117            0.15%
Arizona ...........................................               52             5,901,318            1.47
Arkansas ..........................................                9             1,010,815            0.25
California ........................................              811           183,346,456           45.72
Colorado ..........................................               54             9,073,705            2.26
Connecticut .......................................               21             3,180,537            0.79
Delaware ..........................................                4               453,322            0.11
Florida ...........................................              225            28,358,722            7.07
Georgia ...........................................               28             3,234,803            0.81
Idaho .............................................                5               594,265            0.15
Illinois ..........................................              104            17,100,336            4.26
Indiana ...........................................               66             6,418,433            1.60
Iowa ..............................................                4               313,730            0.08
Kansas ............................................               22             2,593,927            0.65
Kentucky ..........................................               26             3,220,608            0.80
Louisiana .........................................               15             1,568,716            0.39
Maine .............................................                4               401,848            0.10
Maryland ..........................................               25             4,313,649            1.08
Massachusetts .....................................               33             6,747,141            1.68
Michigan ..........................................               78            10,195,367            2.54
Minnesota .........................................               37             5,274,860            1.32
Mississippi .......................................                6               800,204            0.20
Missouri ..........................................               57             6,226,492            1.55
Montana ...........................................                1               116,099            0.03
Nebraska ..........................................                7             1,043,848            0.26
Nevada ............................................               26             4,704,275            1.17
New Hampshire .....................................                6             1,032,495            0.26
New Jersey ........................................               45             8,044,453            2.01
New Mexico ........................................                9             1,235,347            0.31
New York ..........................................               50            10,924,962            2.72
North Carolina ....................................               51             5,687,079            1.42
North Dakota ......................................                1                83,702            0.02
Ohio ..............................................              106            11,231,363            2.80
Oklahoma ..........................................               12             1,150,469            0.29
Oregon ............................................               24             2,835,756            0.71
Pennsylvania ......................................               69             8,715,239            2.17
Rhode Island ......................................               10             1,752,821            0.44
South Carolina ....................................               24             2,650,457            0.66
Tennessee .........................................               43             4,235,266            1.06
Texas .............................................              123            14,145,418            3.53
Utah ..............................................               11             1,373,059            0.34
Virginia ..........................................               67            10,889,622            2.72
Washington ........................................               24             3,946,929            0.98
West Virginia .....................................                1                53,422            0.01
Wisconsin .........................................               31             4,216,365            1.05
                                                               -----         -------------          ------
           Total ..................................            2,434         $ 400,999,819          100.00%
                                                               =====         =============          ======

               Credit Bureau Risk Scores(1) for the Mortgage Loans
                              in the Mortgage Pool*

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Credit Bureau Risk Scores                                      Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
801 - 820 .........................................                3         $     407,605            0.10%
781 - 800 .........................................               19             3,180,102            0.79
761 - 780 .........................................               30             4,951,816            1.23
741 - 760 .........................................               49             9,185,834            2.29
721 - 740 .........................................               66            12,153,502            3.03
701 - 720 .........................................               90            17,613,310            4.39
681 - 700 .........................................              112            19,326,038            4.82
661 - 680 .........................................              218            40,802,949           10.18
641 - 660 .........................................              302            51,375,546           12.81
621 - 640 .........................................              306            49,301,761           12.29
601 - 620 .........................................              292            48,172,136           12.01
581 - 600 .........................................              305            46,986,381           11.72
561 - 580 .........................................              289            42,397,719           10.57
541 - 560 .........................................              194            29,648,121            7.39
521 - 540 .........................................               99            15,986,937            3.99
501 - 520 .........................................               59             9,401,610            2.34
500 or Less .......................................                1               108,453            0.03
                                                             -------         -------------          ------
           Total ..................................            2,434         $ 400,999,819          100.00%
                                                             =======         =============          ======

(1) The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Mortgage Loans in the Mortgage Pool were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

* The weighted average Credit Bureau Risk Score of the Mortgage Loans in the Mortgage Pool was approximately 626.

   Gross Margins for the Adjustable Rate Mortgage Loans in the Mortgage Pool*

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Range of Gross Margins (%)                                     Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
 3.001 -  4.000 ...................................               19         $   5,336,079            1.90%
 4.001 -  5.000 ...................................              109            23,893,329            8.52
 5.001 -  6.000 ...................................              540           103,473,757           36.89
 6.001 -  7.000 ...................................              640           100,475,154           35.82
 7.001 -  8.000 ...................................              240            33,307,531           11.87
 8.001 -  9.000 ...................................               82            11,111,290            3.96
 9.001 - 10.000 ...................................               23             2,560,864            0.91
10.001 - 11.000 ...................................                3               255,835            0.09
11.001 - 12.000 ...................................                1                89,545            0.03
                                                               -----         -------------          ------
      Total .......................................            1,657         $ 280,503,383          100.00%
                                                               =====         =============          ======

----------

* The weighted average Gross Margin for the Adjustable Rate Mortg age Loans in the Mortgage Pool as of the Cut-off Date was approximately 6.22%.

           Next Adjustment Date for the Adjustable Rate Mortgage Loans
                              in the Mortgage Pool*

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Next Adjustment Date                                           Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
December 2003 .....................................                1         $     437,784           0.16%
January 2004 ......................................                1                76,440           0.03
August 2004 .......................................                3               444,524           0.16
September 2004 ....................................                5               509,425           0.18
October 2004 ......................................                5               515,090           0.18
December 2004 .....................................                2               279,666           0.10
February 2005 .....................................                2               235,859           0.08
March 2005 ........................................                4               883,031           0.31
April 2005 ........................................                9             1,616,943           0.58
May 2005 ..........................................               70             9,728,650           3.47
June 2005 .........................................              433            71,239,512          25.40
July 2005 .........................................              212            32,154,665          11.46
August 2005 .......................................              395            70,066,519          24.98
September 2005 ....................................              226            42,801,840          15.26
October 2005 ......................................                2               374,830           0.13
November 2005 .....................................                1               271,887           0.10
January 2006 ......................................                1               142,920           0.05
February 2006 .....................................                3               523,030           0.19
March 2006 ........................................                3               670,810           0.24
April 2006 ........................................               19             3,693,661           1.32
May 2006 ..........................................               22             3,804,668           1.36
June 2006 .........................................              132            21,549,150           7.68
July 2006 .........................................               24             3,082,247           1.10
August 2006 .......................................               61            11,477,192           4.09
September 2006 ....................................               18             3,238,251           1.15
July 2008 .........................................                1               298,753           0.11
August 2008 .......................................                1                75,742           0.03
September 2008 ....................................                1               310,293           0.11
                                                               -----         -------------         ------
           Total ..................................            1,657         $ 280,503,383         100.00%
                                                               =====         =============         ======

----------

* The weighted average next adjustment date for the Adjustable Rate Mortgage Loans in the Mortgage Pool is September 2005.

          Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans
                              in the Mortgage Pool*

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Range of Maximum Mortgage Rates (%)                            Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
 8.001 - 9.000 ....................................                1         $     389,400            0.14%
 9.001 - 10.000 ...................................                1               149,587            0.05
10.001 - 10.500 ...................................                2               209,410            0.07
10.501 - 11.000 ...................................               13             2,556,449            0.91
11.001 - 11.500 ...................................               51             9,307,000            3.32
11.501 - 12.000 ...................................              152            29,425,950           10.49
12.001 - 12.500 ...................................              182            31,771,404           11.33
12.501 - 13.000 ...................................              267            44,883,116           16.00
13.001 - 13.500 ...................................              187            32,674,670           11.65
13.501 - 14.000 ...................................              239            40,319,215           14.37
14.001 - 14.500 ...................................              153            24,177,887            8.62
14.501 - 15.000 ...................................              172            30,166,229           10.75
15.001 - 15.500 ...................................               92            14,267,476            5.09
15.501 - 16.000 ...................................               90            13,789,175            4.92
16.001 - 16.500 ...................................               28             3,175,332            1.13
16.501 - 17.000 ...................................               17             2,183,191            0.78
17.001 - 17.500 ...................................                3               416,436            0.15
17.501 - 18.000 ...................................                6               541,633            0.19
18.501 - 19.000 ...................................                1                99,824            0.04
                                                               -----         -------------          ------
         Total ....................................            1,657         $ 280,503,383          100.00%
                                                               =====         =============          ======

----------

* The weighted average Maximum Rate for the Adjustable Rate Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately 13.50%.

        Initial Periodic Rate Cap for the Adjustable Rate Mortgage Loans
                             in the Mortgage Pool*

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Initial Periodic Rate Cap (%)                                  Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
1.000 .............................................               23         $   4,889,645            1.74%
1.500 .............................................              460            87,698,731           31.26
2.000 .............................................               14             3,598,165            1.28
3.000 .............................................            1,160           184,316,842           65.71
                                                               -----         -------------          ------
      Total .......................................            1,657         $ 280,503,383          100.00%
                                                               =====         =============          ======

----------

* The weighted average Initial Periodic Rate Cap for the Adjustable Rate Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately 2.48%.

       Subsequent Periodic Rate Cap for the Adjustable Rate Mortgage Loans
                              in the Mortgage Pool*

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Subsequent Periodic Rate Cap (%)                               Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
1.000 .............................................            1,163         $ 187,127,448           66.71%
1.500 .............................................              494            93,375,934           33.29
                                                               -----         -------------          ------
      Total .......................................            1,657         $ 280,503,383          100.00%
                                                               =====         =============          ======

----------

* The weighted average Subsequent Periodic Rate Cap for the Adjustable Rate Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately 1.17%.

          Minimum Mortgage Rates for the Adjustable Rate Mortgage Loans
                              in the Mortgage Pool*

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Range of Minimum Mortgage Rates (%)                            Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
 5.000 or Less ....................................               55         $  11,869,964            4.23%
 5.001 - 6.000 ....................................              230            45,094,822           16.08
 6.001 - 7.000 ....................................              541            94,555,710           33.71
 7.001 - 8.000 ....................................              461            76,322,775           27.21
 8.001 - 9.000 ....................................              267            41,498,366           14.79
 9.001 - 10.000 ...................................               89             9,858,593            3.51
10.001 - 11.000 ...................................               11             1,039,666            0.37
11.001 - 12.000 ...................................                3               263,486            0.09
                                                               -----         -------------          ------
     Total ........................................            1,657         $ 280,503,383          100.00%
                                                               =====         =============          ======

----------

* The weighted average Minimum Mortgage Rate for the Adjustable Rate Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately 7.07%.

              Types of Mortgaged Properties for the Mortgage Loans
                              in the Mortgage Pool

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Property Type                                                  Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
Single-Family Detached ............................            1,989         $ 323,227,862           80.61%
Planned Unit Development ..........................              173            31,890,811            7.95
Condominium .......................................              119            18,378,832            4.58
Two-Family Residence ..............................               82            14,810,698            3.69
Three-Family Residence ............................               18             3,659,125            0.91
Four-Family Residence .............................               16             3,282,021            0.82
Single-Family Attached ............................               19             2,868,598            0.72
High Rise Condominium .............................                4             1,111,308            0.28
Manufactured Housing ..............................                8               795,210            0.20
PUD Attached ......................................                4               714,132            0.18
Townhouse .........................................                2               261,220            0.07
                                                               -----         -------------          ------
           Total ..................................            2,434         $ 400,999,819          100.00%
                                                               =====         =============          ======

                     Occupancy Types for the Mortgage Loans
                             in the Mortgage Pool(1)

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Occupancy                                                      Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
Owner Occupied ....................................            2,263         $ 379,327,551           94.60%
Non-Owner Occupied ................................              162            20,391,038            5.09
Second Home .......................................                9             1,281,230            0.32
                                                               -----         -------------          ------
           Total ..................................            2,434         $ 400,999,819          100.00%
                                                               =====         =============          ======

----------

(1) Based on representations by the Mortgagors at the time of origination of the Mortgage Loans in the Mortgage Pool.

                      Loan Purposes for the Mortgage Loans
                              in the Mortgage Pool

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Loan Purpose                                                   Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
Refinance - Cash Out ..............................            1,561         $ 257,728,085           64.27%
Purchase ..........................................              609           102,070,151           25.45
Refinance - Rate/Term .............................              264            41,201,583           10.27
                                                               -----         -------------          ------
           Total ..................................            2,434         $ 400,999,819          100.00%
                                                               =====         =============          ======

                 Credit Grade Categories for the Mortgage Loans
                             in the Mortgage Pool(1)

                                                                                                 Percent of
                                                               Number          Aggregate          Aggregate
                                                                 of            Principal          Principal
                                                              Mortgage          Balance            Balance
Credit Grade Category                                          Loans          Outstanding        Outstanding
---------------------------------------------------           --------       -------------       -----------
A .................................................            1,485         $ 255,638,018           63.75%
A- ................................................              474            74,698,779           18.63
B .................................................              286            44,056,974           10.99
C .................................................              156            21,309,517            5.31
C- ................................................               30             4,991,012            1.24
D .................................................                3               305,519            0.08
                                                               -----         -------------          ------
           Total ..................................            2,434         $ 400,999,819          100.00%
                                                               =====         =============          ======

(1) Although the Mortgage Loans in the Mortgage Pool were originated by various originators under differing underwriting guidelines, the Mortgage Loans in The Mortgage Pool loosely correspond to the Countrywide Home Loans credit grades shown in this table. See "--Underwriting Standards" in the Prospectus Supplement dated December 19, 2003 of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2003

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                CWABS, INC.


                                                By: /s/ Celia Coulter
                                                    ----------------------------
                                                Name:  Celia Coulter
                                                Title: Vice President

Dated: January 13, 2004